SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/02/03  	MBNA Corp.

Shares              Price         Amount
3,900,000  	  $ 99.87       $3,894,930

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.40        N/A 	 1.56%	            6.00%

Broker
BA Securities Incorporated

Underwriters of MBNA Corporation Company

Underwriters*          	             Principal Amount
Total                                 $250,000,000

*Underwrites and principal amounts were not available at the time of filing.


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/04/03  	Federal Home Loan Bank

Shares              Price           Amount
77,500,000  	  $ 99.92         $77,438,000

                                    % of Issue
Spread     Spread       Fund's        for all
Amount       %        % of issue     PMorgan Funds
$0.08        N/A 	 2.58%	         2.58%

Broker
Lehman Government Securities

Underwriters of Federal Home Loan Bank

Underwriters*          	                Principal Amount
Total                                    $3,000,000,000

*Underwrites and principal amounts were not available at the time of filing.


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/24/03	Florida Power and Light Group

Shares               Price         Amount
4,400,000	     $99.95  	$4,397,800

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.23       N/A 	2.20%	          7.83%

Broker
Salomon Brothers, Inc.

Underwriters of Florida Power and Light Group

Underwriters     	           Principal Amount
Banc of America Securities LLC         $40,000,000
Citigroup Global Markets, Inc.	        40,000,000
J.P. Morgan Securities, Inc.            40,000,000
Wachovia Capital Markets LLC	        40,000,000
Banc One Capital Markets, Inc.          10,000,000
Barclays Capital, Inc.                  10,000,000
The Royal Bank of Scotland PLC  	10,000,000
Scotia Capital (USA), Inc.		10,000,000

Total                                  $200,000,000


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03	AmeriCredit Automobile
                Receivables Trust 2003-DM A4


Shares   	     Price	Amount
3,200,000      	    $99.99    $3,199,680

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	 0.90%	          3.80%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-DM A4

Underwriters     	             Principal Amount
Barclays Capital, Inc.			$106,200,000
Wachovia Capital Markets, Inc.	         106,200,000
Banc One Capital Markets, Inc.	         35,400,000
Credit Suisse First Boston LLC	         35,400,000
J.P. Morgan Securities, Inc.		 35,400,000
Lehman Brothers, Inc.			 35,400,000

Total                              	$354,000,000


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	Altria Group, Inc.


Shares   	       Price		Amount
2,100,000      		$99.49		$2,089,290

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A 	  0.42%	          0.66%

Broker
Lehman Brothers, Inc. New York

Underwriters of Altria Group, Inc.

Underwriters     	                    Principal Amount
Citigroup Global Markets Inc.                  $ 116,750,000
J.P. Morgan Securities Inc.                      116,750,000
Lehman Brothers Inc.                             116,750,000
ABN AMRO Incorporated                             23,700,000
BNP Paribas Securities Corp.                      23,700,000
Dresdner Kleinwort Wasserstein Securities LLC     23,700,000
ING Financial Markets LLC                         23,700,000
SG Cowen Securities Corporation                   23,700,000
UBS Securities LLC                                23,700,000
Muriel Siebert & Co., Inc.                         2,516,000
Ormes Capital Markets, Inc.                        2,517,000
Samuel A. Ramirez & Co., Inc.                      2,517,000

Total                                           $500,000,000


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/18/03	Capital One Auto Finance Trust
		Ser. 2003-B, A4

Shares          	 Price		Amount
1,800,000     		$99.98		$1,799,640

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.26       N/A 	  0.77%	          4.01%

Broker
Lehman Government Securities

Underwriters of Capital One Auto Finance Trust
		Ser. 2003-B, A4

Underwriters     	                     Principal Amount
Lehman Brothers Inc.			      $94,000,000
Wachovia Capital Markets, LLC		       94,000,000
Citigroup Global Capital Markets Inc.	       11,750,000
Credit Suisse First Boston LLC		       11,750,000
Deutsche Bank Securities Inc.		       11,750,000
J.P. Morgan Securities Inc.		       11,750,000

Total                                         $235,000,000


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/10/03	Diageo Finance B.V.

Shares          	  Price		Amount
7,225,000     		$99.97		$7,222,833

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.23       N/A 	 1.45%	          2.76%

Broker
Goldman Sachs and Company, New York

Underwriters of Diageo Finance B.V.

Underwriters    	                Principal Amount
Banc of America Securities LLC            $160,000,000
BNP Paribas Securities Corp.               160,000,000
J.P. Morgan Securities Inc.                160,000,000
Deutsche Bank Securities Inc.                5,000,000
Morgan Stanley & Co. Inc.                    5,000,000
RBC Capital Mrkets Corp.                     5,000,000
Royal Bank of Scotland PLC                   5,000,000

Total                                      $500,000,000


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/21/04	Halliburton Company

Shares  	       Price	Amount
2,900,000     		$100.00		$2,900,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	  0.58%	          1.04%

Broker
Salomon Brothers, Inc. New York

Underwriters of Halliburton Company

Underwriters*     	                  Principal Amount

Total                                        $500,000,000


*Principal amount of underwriters were not available at time of filing.


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/04	Republic of Chile

Shares          	  Price		Amount
7,550,000     		$99.88		$7,540,940

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.15       N/A 	 1.26%	          1.97%

Broker
Salomon Brothers, Inc. New York

Underwriters of Republic of Chile

Underwriters*   	                Principal Amount

Total                                   $600,000,000


*Principal amount of underwriters were not available at time of filing.


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/2004	Countrywide Home Loan

Shares  	       Price		Amount
10,750,000     		$99.86		$10,734,950

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.30       N/A 	 2.15%	          4.31%

Broker
BA Securities, Inc.

Underwriters of Countrywide Home Loan

Underwriters     	                           Principal Amount
Citigroup Global Markets Inc.                 $ 116,750,000
J.P. Morgan Securities Inc.                     116,750,000
Lehman Brothers Inc.                            116,750,000
ABN AMRO Incorporated                            23,700,000
BNP Paribas Securities Corp.                     23,700,000
Dresdner Kleinwort Wasserstein Securities LLC    23,700,000
ING Financial Markets LLC                        23,700,000
SG Cowen Securities Corporation                  23,700,000
UBS Securities LLC                               23,700,000
Muriel Siebert & Co., Inc.                        2,516,000
Ormes Capital Markets, Inc.                       2,517,000
Samuel A. Ramirez & Co., Inc.                     2,517,000

Total                                          $500,000,000


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/05/04  	Freddie Mac

Shares            Price         Amount
80,600,000  	  $ 99.76	$80,406,560

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.63        N/A 	 1.61%	            1.61%

Broker
BA Securities Incorporated

Underwriters of Freddie Mac

Underwriters*          	                  Principal Amount
Total                                       $5,000,000,000

*Underwrites and principal amounts were not available at the time of filing.